In re General Chemical                            United States Bankruptcy Court           Case No. 03-48772 (DHS)
Industrial Products Inc.                              District of New Jersey               Reporting Period:  February 2004


                                                         Book Value at End of                  Book Value on
ASSETS                                                 Current Reporting Month                 Petition Date
                                                       -----------------------                 --------------
Current Assets
Unrestricted cash and equivalents                             2,048,610.67                       $2,999,290.31
Petty cash                                                       61,604.97                           69,280.47
Accounts receivable, net                                     10,022,631.78                        3,793,911.57
Other receivables                                                97,245.03                           47,756.98
Intercompany receivables                                     28,153,069.85                       26,658,278.49
Inventories, net                                              2,175,614.88                        4,090,274.03
Prepaid expenses                                                 85,966.20                          619,896.98
                                                           ----------------                     ----------------
   Total current assets                                      42,644,743.38                       38,278,688.83

Property and Equipment
Real property and improvements                                  598,666.00                          598,666.00
Machinery and equipment                                       1,860,395.69                        1,860,395.69
Building                                                        236,944.00                          236,944.00
Furniture, fixtures and office equipment                        625,394.46                          613,467.46
Construction in progress                                         35,966.44                           27,839.73
Less: accumulated depreciation                               (1,420,169.30)                      (1,345,688.82)
                                                           ----------------                     ----------------
   Total property and equipment                               1,937,197.29                        1,991,624.06

Other Assets
Loans to insiders                                                      -                                   -
Deferred financing costs, net                                         0.29                        2,302,531.59
Investment in subsidiaries                                   33,410,729.00                       33,480,082.00
                                                           ----------------                     ----------------
   Total other assets                                        33,410,729.29                       35,782,613.59

TOTAL ASSETS                                                $77,992,669.96                      $76,052,926.48
                                                           ================                     ================

LIABILITIES and OWNER EQUITY
Liabilities not subject to compromise
Accounts payable                                                148,882.31                         $518,701.20
Intercompany payables                                         8,097,816.32                        3,456,310.89
Taxes payable/deferred                                        7,076,824.54                        6,810,913.15
Wages/benefits payable                                        1,293,050.17                        1,212,368.49
Notes payable                                                          -                                   -
Accrued payables                                              6,395,241.12                        6,304,046.23
Post retirement liabilities                                  11,460,930.14                       11,486,910.64
Pension liabilities                                          10,483,541.05                        7,181,750.32
                                                           ----------------                     ----------------
   Total liabilities not subject to compromise               44,956,285.65                       36,971,000.92

Liabilities subject to compromise
Secured debt                                                           -                                   -
Priority debt                                                          -                                   -
Unsecured debt (including interest)                         111,531,194.15                      111,518,816.70
                                                           ----------------                     ----------------
   Total liabilities subject to compromise                  111,531,194.15                      111,518,816.70

TOTAL LIABILITIES                                           156,487,479.80                      148,489,817.62

Owners Equity (Deficit)                                     (78,494,809.84)                     (72,436,891.14)
                                                           ----------------                     ----------------
TOTAL LIABILITIES and OWNER EQUITY                          $77,992,669.96                      $76,052,926.48
                                                           ================                     ================


In re General Chemical                        Case No. 03-48772 (DHS)
Industrial Products Inc.                      Reporting Period:  February 2004


STATEMENT OF OPERATIONS


                                                                                                  Cumulative
Revenues                                                            February                    Filing to Date
                                                               -------------------            -------------------
Gross Revenues                                                      $2,723,545.07                 $11,852,614.75
Less Returns and Allowances                                                   -                            $0.00
                                                                   ---------------               ----------------
Net Revenue                                                          2,723,545.07                 $11,852,614.75

Cost Of Goods Sold
Var. Cost of Sales at STD                                            1,720,398.61                   7,259,021.84
Purchase Price Variance                                                (46,091.77)                    719,348.15
Variable Cost Variance                                                  (2,185.33)                     (6,722.81)
Other                                                                   26,714.77                      92,183.67
Plant Cost at Standard                                                 528,291.74                   2,417,151.09
Manufacturing Variance                                                 (28,361.21)                    (57,197.27)
Inventory Revaluation                                                   (3,150.02)                   (260,460.99)
Distribution                                                           119,591.46                     260,695.23
Research                                                                   156.72                      (5,190.68)
                                                                   ---------------               ----------------
Total Cost of Goods Sold                                             2,315,364.97                  10,418,828.23

Gross Profit                                                           408,180.10                 $ 1,433,786.52

Selling, General and Administrative
Selling Expense                                                         (9,224.18)                    112,142.57
Administration Expense                                                 152,178.46                     120,844.67
                                                                   ---------------               ----------------
Total Selling, General and Administrative                              142,954.28                     232,987.24

Income from Operations                                                 265,225.82                 $ 1,200,799.28

Interest expense                                                      (881,416.67)                  1,013,091.05
Interest income                                                        (73,725.84)                   (231,303.90)
Bank fees                                                               13,175.18                      38,539.14
Other                                                                    5,779.00                       6,187.11
                                                                   ---------------               ----------------
Net income (loss) before reorganization items                        1,201,414.15                     374,285.88

Reorganization items:
Professional fees                                                      914,901.05                   1,708,948.78
Other:
  US Trustee                                                                  -                         8,000.00
  Business Wire - press release                                               -                           750.00
  Bank fees - DIP fee                                                         -                       300,000.00
  Wall Street Journal - notice ad                                             -                        13,673.60
                                                                   ---------------               ----------------
Total reorganization items                                             914,901.05                   2,031,372.38
                                                                   ---------------               ----------------
Net income (loss)                                                   $  286,513.10                  (1,657,086.50)
                                                                   ===============               ================
